Exhibit 99.1

Power Integrations Reports Second-Quarter Financial Results

Non-GAAP earnings were $0.61/diluted share; GAAP earnings were $0.54/diluted share

Revenues rose seven percent sequentially to $89.0 million; cash flow from operations was $26.2 million

SAN JOSE, Calif.--(BUSINESS WIRE)--July 29, 2014--Power Integrations (Nasdaq:POWI) today announced financial results for the quarter ended June 30, 2014. Net revenues for the quarter were $89.0 million, up seven percent from the prior quarter and up one percent from the second quarter of 2013. GAAP gross margin for the second quarter was 54.8 percent; operating margin was 16.1 percent. GAAP net income for the quarter was $16.7 million or $0.54 per diluted share, compared with $0.40 per diluted share in the prior quarter and $0.45 per diluted share in the second quarter of 2013. GAAP net income for the second quarter included a tax benefit of $3.3 million stemming from the completion of the company’s tax audit for years 2007 – 2009.

In addition to its GAAP results, the company provided non-GAAP financial measures that exclude stock-based compensation expenses, acquisition-related amortization expenses, a 2013 gain related to asset sales, the tax effects of these items, and the above-mentioned tax benefit. Non-GAAP gross margin for the quarter was 55.8 percent; non-GAAP operating margin was 22.4 percent. Non-GAAP net income for the quarter was $18.9 million or $0.61 per diluted share, compared with $0.56 per diluted share in the prior quarter and $0.61 per diluted share in the second quarter of 2013.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “Our second-quarter results were on-target, with seven-percent sequential revenue growth, healthy profit margins and strong cash flow. We repurchased more than $25 million worth of our stock during the quarter at an average price of less than $50 per share, and our quarterly dividend is set to increase by 20 percent in the third quarter. We are excited about the second half of 2014 as we ramp new products and continue to cultivate growth opportunities like rapid charging, LED lighting and high-power applications.”

Additional Highlights

  Cash flow from operations in the second quarter was $26.2 million; cash and investments totaled $212.4 million at quarter-end.
  Power Integrations repurchased approximately 516,000 shares of its common stock during the quarter for $25.7 million. As of June 30, 2014, the company had approximately $53.8 million remaining on its repurchase authorization.
  The company paid a dividend of $0.10 per share on June 30, 2014. A dividend of $0.12 per share is to be paid on September 30, 2014, to stockholders of record as of August 29, 2014.
  The company received 19 U.S. patents during the quarter and had 645 U.S. patents at quarter-end.

Financial Outlook

The company issued the following forecast for the third quarter of 2014:

  Third-quarter revenues are expected to be between $92 million and $97 million.
  Non-GAAP gross margin is expected to be between 55 percent and 55.5 percent. (Excludes approximately $0.3 million of stock-based compensation and $0.6 million of amortization of acquisition-related intangibles.) GAAP gross margin is expected to be between 54 percent and 54.5 percent.
  Operating expenses (GAAP and non-GAAP) are expected to be flat to slightly lower compared with the second quarter.

Conference Call Today at 1:45 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:45 p.m. Pacific time. Members of the investment community can join the call by dialing 1-647-788-4901. The call will be available via a live and archived webcast on the investor section of the company's website, http://investors.powerint.com.

About Power Integrations

Power Integrations, Inc. is a Silicon Valley-based supplier of high-performance electronic components used in high-voltage power-conversion systems. The company’s integrated circuits and diodes enable compact, energy-efficient AC-DC power supplies for a vast range of electronic products including mobile devices, TVs, PCs, appliances, smart utility meters and LED lights. CONCEPT IGBT drivers enhance the efficiency, reliability and cost of high-power applications such as industrial motor drives, solar and wind energy systems, electric vehicles and high-voltage DC transmission. Since its introduction in 1998, Power Integrations’ EcoSmart® energy-efficiency technology has prevented billions of dollars’ worth of energy waste and millions of tons of carbon emissions. Reflecting the environmental benefits of the company’s products, Power Integrations’ stock is included in the NASDAQ® Clean Edge® Green Energy Index, The Cleantech Index®, and the Ardour Global IndexSM. For more information, including design-support tools and resources, please visit www.powerint.com; visit Power Integrations’ Green Room for a comprehensive guide to energy-efficiency standards around the world.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under Accounting Standard Codification 718-10, amortization of acquisition-related intangible assets, a 2013 gain related to asset sales, the tax effects of these items, and a tax benefit recognized in the second quarter of 2014. The company uses these non-GAAP measures in its own financial and operational decision-making processes and, with respect to one measure, in setting performance targets for employee-compensation purposes. Further, the company believes that these non-GAAP measures offer an important analytical tool to help investors understand the company’s core operating results and trends, and to facilitate comparability with the operating results of other companies that provide similar non-GAAP measures. These non-GAAP measures have certain limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures.

Note Regarding Forward-Looking Statements

The statements in this press release relating to the company’s projected third-quarter financial performance and growth opportunities for the second half of 2014 are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: changes in global macroeconomic conditions, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company to decrease its selling prices for its products; the outcome and cost of patent litigation, which may affect sales of the company’s products or could result in higher expenses and charges than currently expected; unforeseen costs and expenses; and unfavorable fluctuations in component costs resulting from changes in commodity prices and/or the exchange rate between the U.S. dollar and the Japanese yen. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (SEC) on May 5, 2014. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by the rules and regulations of the SEC.

Power Integrations, EcoSmart and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per-share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2014	March 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013
NET REVENUES	$88,985	$83,073	$87,922	$172,058	$164,962

COST OF REVENUES	40,249	37,096	41,715	77,345	78,891

GROSS PROFIT	48,736	45,977	46,207	94,713	86,071

OPERATING EXPENSES:
Research and development	14,366	13,490	13,489	27,856	25,761
Sales and marketing	11,434	10,975	10,242	22,409	19,901
General and administrative	7,813	7,646	8,066	15,459	15,800
Amortization of acquisition-related intangible assets	798	1,135	1,122	1,933	2,244
Total operating expenses	34,411	33,246	32,919	67,657	63,706

INCOME FROM OPERATIONS	14,325	12,731	13,288	27,056	22,365

Gain on sale of assets held for sale	-	-	497	-	497
Other income (expense), net	198	257	68	455	285

INCOME BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	14,523	12,988	13,853	27,511	23,147

PROVISION (BENEFIT) FOR INCOME TAXES	(2,193)	625	181	(1,568)	(1,428)

NET INCOME	$16,716	$12,363	$13,672	$29,079	$24,575

EARNINGS PER SHARE:
Basic	$0.55	$0.41	$0.47	$0.96	$0.85
Diluted	$0.54	$0.40	$0.45	$0.93	$0.82

SHARES USED IN PER-SHARE CALCULATION:
Basic	30,310	30,239	29,178	30,275	28,967
Diluted	31,110	31,167	30,158	31,150	29,977

SUPPLEMENTAL INFORMATION:

Stock-based compensation expenses included in:
Cost of revenues	$298	$219	$264	$517	$528
Research and development	1,339	1,212	1,640	2,551	2,746
Sales and marketing	864	935	795	1,799	1,624
General and administrative	1,674	1,549	1,629	3,223	3,066
Total stock-based compensation expense	$4,175	$3,915	$4,328	$8,090	$7,964

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$645	$645	$645	$1,290	$1,290

Operating expenses include:
Patent-litigation expenses	$1,127	$1,186	$807	$2,313	$2,206

REVENUE MIX BY END MARKET
Communications	15%	18%	21%	17%	21%
Computer	12%	10%	10%	11%	10%
Consumer	38%	37%	34%	37%	35%
Industrial	35%	35%	35%	35%	34%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

		Three Months Ended			Six Months Ended
		June 30, 2014	March 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013
	RECONCILIATION OF GROSS PROFIT
	GAAP gross profit	$48,736	$45,977	$46,207	$94,713	$86,071
	GAAP gross profit margin	54.8%	55.3%	52.6%	55.0%	52.2%

	Stock-based compensation included in cost of revenues	298	219	264	517	528
	Amortization of acquisition-related intangible assets	645	645	645	1,290	1,290

	Non-GAAP gross profit	$49,679	$46,841	$47,116	$96,520	$87,889
	Non-GAAP gross profit margin	55.8%	56.4%	53.6%	56.1%	53.3%

	RECONCILIATION OF OPERATING EXPENSES
	GAAP operating expenses	$34,411	$33,246	$32,919	$67,657	$63,706

Less:	Stock-based compensation expense included in operating expenses
	Research and development	1,339	1,212	1,640	2,551	2,746
	Sales and marketing	864	935	795	1,799	1,624
	General and administrative	1,674	1,549	1,629	3,223	3,066
	Total	3,877	3,696	4,064	7,573	7,436

	Amortization of acquisition-related intangible assets	798	1,135	1,122	1,933	2,244

	Non-GAAP operating expenses	$29,736	$28,415	$27,733	$58,151	$54,026

	RECONCILIATION OF INCOME FROM OPERATIONS
		$14,325	$12,731	$13,288	$27,056	$22,365
	GAAP operating margin	16.1%	15.3%	15.1%	15.7%	13.6%

Add:	Total stock-based compensation	4,175	3,915	4,328	8,090	7,964
	Amortization of acquisition-related intangible assets	1,443	1,780	1,767	3,223	3,534

	Non-GAAP income from operations	$19,943	$18,426	$19,383	$38,369	$33,863
	Non-GAAP operating margin	22.4%	22.2%	22.0%	22.3%	20.5%

	RECONCILIATION OF PROVISION (BENEFIT) FOR INCOME TAXES
	GAAP provision (benefit) for income taxes	$(2,193)	$625	$181	$(1,568)	$(1,428)
	GAAP effective tax rate	-15.1%	4.8%	1.3%	-5.7%	-6.2%

	Benefit associated with tax settlement	(3,331)	-	-	(3,331)	-
	Tax effect of other adjustments to GAAP results	(115)	(548)	(802)	(663)	(3,097)

	Non-GAAP provision for income taxes	$1,253	$1,173	$983	$2,426	$1,669
	Non-GAAP effective tax rate	6.2%	6.3%	5.1%	6.2%	4.9%

	RECONCILIATION OF NET INCOME PER SHARE (DILUTED)
	GAAP net income	$16,716	$12,363	$13,672	$29,079	$24,575

	Adjustments to GAAP net income
	Stock-based compensation	4,175	3,915	4,328	8,090	7,964
	Amortization of acquisition-related intangible assets	1,443	1,780	1,767	3,223	3,534
	Gain on sale of assets held for sale	-	-	(497)	-	(497)
	Benefit associated with tax settlement	(3,331)	-	-	(3,331)	-
	Tax effect of items excluded from non-GAAP results	(115)	(548)	(802)	(663)	(3,097)

	Non-GAAP net income	$18,888	$17,510	$18,468	$36,398	$32,479

	Average shares outstanding for calculation of non-GAAP income per share (diluted)	31,110	31,167	30,158	31,150	29,977

	Non-GAAP net income per share (diluted)	$0.61	$0.56	$0.61	$1.17	$1.08

	GAAP income per share	$0.54	$0.40	$0.45	$0.93	$0.82

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2014	March 31, 2014	December 31, 2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$79,060	$83,967	$92,928
Short-term marketable securities	133,354	133,684	109,179
Accounts receivable	16,443	16,421	12,389
Inventories	51,269	47,934	42,235
Deferred tax assets	2,011	2,059	2,059
Prepaid expenses and other current assets	13,590	17,027	18,632
Total current assets	295,727	301,092	277,422

PROPERTY AND EQUIPMENT, net	91,368	92,142	90,141
INTANGIBLE ASSETS, net	36,960	38,478	40,334
GOODWILL	80,599	80,599	80,599
DEFERRED TAX ASSETS	8,904	5,686	9,449
OTHER ASSETS	4,031	3,332	3,476
Total assets	$517,589	$521,329	$501,421

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$22,802	$23,600	$20,772
Accrued payroll and related expenses	8,786	8,046	8,900
Taxes payable	2,054	1,768	2,266
Deferred taxes	1,110	1,325	943
Deferred income on sales to distributors	19,128	17,844	15,727
Other accrued liabilities	1,701	1,698	1,810
Total current liabilities	55,581	54,281	50,418

LONG-TERM LIABILITIES
Income taxes payable	2,397	2,612	6,885
Deferred taxes	4,647	4,991	5,273
Other liabilities	2,301	2,267	2,159
Total liabilities	64,926	64,151	64,735

STOCKHOLDERS' EQUITY:
Common stock	30	30	30
Additional paid-in capital	216,337	234,667	223,660
Accumulated other comprehensive loss	(190)	(315)	(470)
Retained earnings	236,486	222,796	213,466
Total stockholders' equity	452,663	457,178	436,686
Total liabilities and stockholders' equity	$517,589	$521,329	$501,421

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2014	March 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$16,716	$12,363	$13,672	$29,079	$24,575
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	3,876	3,971	3,993	7,847	7,968
Amortization of intangible assets	1,518	1,856	1,842	3,374	3,684
Gain on disposal of property and equipment	-	159	17	159	17
Gain on sale of assets held for sale	-	-	(497)	-	(497)
Stock-based compensation expense	4,175	3,915	4,328	8,090	7,964
Amortization of premium on marketable securities	421	394	147	815	251
Deferred income taxes	(3,729)	3,864	848	135	(2,388)
Decrease in accounts receivable allowances	-	(15)	(133)	(15)	(153)
Excess tax benefit from employee stock plans	(213)	-	-	(213)	-
Tax benefit associated with employee stock plans	364	-	-	364	-
Change in operating assets and liabilities:
Accounts receivable	(22)	(4,017)	(901)	(4,039)	(8,294)
Inventories	(3,294)	(5,652)	528	(8,946)	1,421
Prepaid expenses and other assets	3,475	1,825	1,270	5,300	5,198
Accounts payable	782	1,088	625	1,870	3,457
Taxes payable and other accrued liabilities	881	(5,624)	(1,652)	(4,743)	(480)
Deferred income on sales to distributors	1,285	2,116	548	3,401	3,484
Net cash provided by operating activities	26,235	16,243	24,635	42,478	46,207

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(5,420)	(4,465)	(2,942)	(9,885)	(6,892)
Proceeds from sale of property and equipment	-	-	36	-	36
Proceeds from sale of assets held for sale	-	-	959	-	959
Purchases of marketable securities	-	(24,751)	(25,801)	(24,751)	(45,223)
Proceeds from maturities of marketable securities	-	-	15,350	-	16,850
Net cash used in investing activities	(5,420)	(29,216)	(12,398)	(34,636)	(34,270)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of common stock	2,822	7,045	6,044	9,867	14,749
Repurchase of common stock	(25,731)	-	-	(25,731)	-
Payments of dividends to stockholders	(3,026)	(3,033)	(2,344)	(6,059)	(4,654)
Excess tax benefit from employee stock plans	213	-	-	213	-
Net cash provided by (used in) financing activities	(25,722)	4,012	3,700	(21,710)	10,095

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(4,907)	(8,961)	15,937	(13,868)	22,032

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	83,967	92,928	69,489	92,928	63,394

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$79,060	$83,967	$85,426	$79,060	$85,426

CONTACT:
Power Integrations, Inc.
Joe Shiffler, 408-414-8528
jshiffler@powerint.com